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                                                                    Exhibit 99.4

                          NOTE MODIFICATION AGREEMENT


     This Note Modification Agreement ("Agreement"), dated as of November 30, 2000, is by and among EDUTREK INTERNATIONAL, INC. (the "Company"), CAREER EDUCATION CORPORATION, a Delaware corporation ("Career"), EDUTREK SYSTEMS, INC., a Georgia corporation ("EduTrek"), AMERICAN INTERCONTINENTAL UNIVERSITY, INC., a Georgia Corporation ("AIU") AMERICAN INTERCONTINENTAL UNIVERSITY-LONDON, LTD. U.S., a Washington D.C. corporation ("American College"), and AMERICAN EUROPEAN MIDDLE EAST CORPORATION, LLC, A Georgia limited liability company ("American European"; each of EduTrek, AIU, American College and American European is sometimes hereinafter referred to as a "Guarantor" and collectively as the "Guarantors").

                                R E C I T A L S
                                ---------------


     A. Sylvan Learning Systems, Inc. ("Sylvan") previously made a loan to the Company in the original principal sum of Five Million Dollars ($5,000,000) (the "Loan'), as evidenced by a promissory note dated May 30, 2000 (the "Note"), which loan is secured by a security interest in and to certain tangible and intangible assets of the company pursuant to the Security Documents;

     B. Pursuant to an Assignment Agreement of even date herewith ("Assignment Agreement"), Sylvan sold, assigned and transferred to Career, all of Sylvan's rights, title and interest in and to the Loan, all collateral and security therefor, and all documents evidencing the Loan and any collateral and security therefor; and

     C. The Note, by its terms, matures on November 30, 2000 and the parties desire to amend and restate the Note in its entirety to extend the maturity thereof and make certain other modifications thereto, all on the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual understandings and agreements of the parties contained herein, and for other good and valued consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. The Company shall, upon execution of this Agreement, execute and deliver to Career an amended and restated promissory note in the form of Exhibit A attached hereto (the "New Note") and shall be in substitution for the Note. The Loan shall be evidenced by and repayable in accordance with the terms of the New Note.

          2. In consideration of the extension of the maturity of the Loan, the Company hereby agrees to pay to Career, upon execution of this Agreement, accrued and unpaid interest advanced by Career on behalf of the Company to Sylvan in connection with the Assignment Agreement in the amount of $79,383.56.
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          3.  The Company agrees (i) not to draw upon the Facility C Commitment under the Credit Agreement without prior written notice to Career stating the intended use of such funds and the consent of Career, and (ii) to use all loan proceeds under the Facility C Commitment solely for reasonable and necessary marketing and other expenses in the ordinary course of its business.

          4. The effectiveness of this Agreement is expressly subject to the following conditions precedent or concurrent (unless specifically waived in writing by Career):

               a. All proceedings taken in connection with the transaction contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be satisfactory to Career and its legal counsel;

               b.  No Default shall have occurred and be continuing;

               c. The Company shall have provided Career with a certified copy of the fully executed Ninth Amendment to Credit Agreement and Waiver between the Company and First Union National Bank, in form and substance reasonably satisfactory to Career ("Ninth Amendment");

               d. The Company shall have delivered or caused to be delivered to Career all of the following, each duly executed and dated the date hereof or such other date as satisfactory to Career, in form and substance reasonably satisfactory to Career::

                    i. a fully and duly executed counterparts of this Agreement;

                    ii.  a fully and duly executed original of the New Note;

                    iii. a copy, duly certified by the Secretary or Assistant Secretary of the Company of (A) resolutions of the Company's Board of Directors authorizing or ratifying the execution and delivery of this Agreement and the transactions contemplated hereunder, (B) all documents evidencing other necessary corporate action, if any, and (C) all required approvals or consents, if any, with respect to this Agreement;

                    iv. a Certificate of the Secretary of the Company certifying (A) the names of the Company's officers authorized to sign this Agreement and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers, and (B) that it's organizational and governance documents have not been amended, rescinded, supplemented, modified or otherwise changed since the date of the Note;

                    v. a duly executed counterpart of an Amendment to Intercreditor Agreement among First Union National Bank, Career and the Company in the form of Exhibit B attached hereto;

                    vi. such other documents as the Company may reasonably require in connection with the Assignment Agreement and the continued perfection of the Company's liens in and to the assets of the Company and the Guarantors securing the Loan.

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          5.  To induce the Company to enter into this Agreement, Borrower and each Guarantor represent and warrant to the Company that:

               a. the execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate or limited liability company action on the part of the Company and each Guarantor, and that this Agreement has been duly executed and delivered by the Company and each Guarantor;

               b. each of the representations and warranties set forth in the Note, Security Documents and all other documents executed in connection therewith (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

               c. the Company and the Guarantors have satisfied all of the conditions precedent to the effectiveness of the Ninth Amendment.

               d. the execution and delivery of this Agreement and the performance by each party of its obligations hereunder and under any other instruments, documents or agreements executed and/or delivered by or on behalf of the Company or Guarantors to Career, each as amended from time to time, do not and will not conflict with any provision of law or of the charter, articles of incorporation, operating agreement or bylaws of any of them or contravene, conflict with, violate or constitute a default under any applicable law, rule, regulation or judgment, decree or order or any agreement, indenture, or instrument to which the Company or any Guarantor is a party or is bound.

          6. Borrower and Guarantors, as debtors, guarantors, grantors, pledgors, assignors, or in other similar capacities in which such parties are obligated on, guaranty the Loan, grant liens or security interests in their properties or otherwise act as accommodation parties, as the case may be, in any case under the Security Documents, hereby each ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, affirmative or negative, under each of such existing Security Documents to which it is a party and, to the extent such party granted liens on or security interest in any of its properties pursuant to any such Security Documents as security for the Company's obligations under or with respect to the Loan, or any guaranty thereof, each hereby ratifies and reaffirms such grants of liens and security interests and confirms and agrees that such liens and security interests hereafter secure all such obligations and indebtedness, in each case as if each reference in such existing Security Documents to the obligations secured thereby are construed to the hereafter mean, and refer to such obligations as hereby amended and as evidenced by the New Note. Each of the foregoing hereby acknowledges that each of the Security Documents remains in full force and effect and is hereby ratified and confirmed. The execution of this Agreement shall not operate as a novation, waiver of any right, power or remedy of Career nor constitute a waiver of any provision of any the Security Documents, except as expressly set forth herein and shall be limited to the particular instance expressly set forth. Each Guarantor confirms and agrees that the Guaranty and all other Security Documents executed and delivered by them and each and every covenant, condition, obligation, representation (except those representations which relate only to a specific date, which are confirmed as of such date only), warranty and provision set forth therein are, and shall continue to be, in full force and effect and are hereby confirmed, reaffirmed and ratified in all respects.

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          7.  Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          8. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one in the same instrument.

          9. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Georgia, without regard for its choice of law principles.

          10. The Recitals set forth above are incorporated herein by this reference thereto as though fully set forth below. The capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meaning ascribed to such terms in the New Note.

          11. From and after the date hereof, all references in the Security Documents to Sylvan shall be deemed to be a reference to Career and all references to the Note shall be deemed to be a reference to the New Note, as it may be amended, restated, modified or supplemented from time to time.



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

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective duly authorized representatives on the date first above written.

          EDUTREK INTERNATIONAL, INC.



          By:    /s/ R. Steven Bostic
               ------------------------------------------------------------
               R. Steven Bostic, Chief Executive Officer

          AMERICAN INTERCONTINENTAL UNIVERSITY, INC.



          By:    /s/ R. Steven Bostic
               ------------------------------------------------------------
               R. Steven Bostic, Chief Executive Officer

          AMERICAN INTERCONTINENTAL UNIVERSITY-LONDON, LTD. U.S.



          By:    /s/ R. Steven Bostic
               ------------------------------------------------------------
               R. Steven Bostic, Chief Executive Officer

          AMERICAN EUROPEAN MIDDLE EAST CORPORATION, LLC

          By:  AMERICAN INTERCONTINENTAL UNIVERSITY-LONDON, LTD. U.S.


          By:    /s/ R. Steven Bostic
               ------------------------------------------------------------
               R. Steven Bostic, Chief Executive Officer

          EDUTREK SYSTEMS, INC.


          By:    /s/ R. Steven Bostic
               ------------------------------------------------------------
               R. Steven Bostic, Chief Executive Officer

          CAREER EDUCATION CORPORATION


          By:    /s/ Patrick K. Pesch
             --------------------------------------------------------------
          Title:   Patrick K. Pesch, Chief Financial Officer
                -----------------------------------------------------------

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